                                                                    Exhibit 10.6

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD NOR SUCH SHARES OF COMMON STOCK TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, BOTH AS TO THE IDENTITY OF THE COUNSEL AND AS TO THE FORM AND SUBSTANCE OF THE OPINION, COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

Date: March 7, 2000                                       Warrant to Purchase
                                                          Shares of Common Stock

                             PAPEREXCHANGE.COM, INC.

                              PARTICIPATION WARRANT

No. 1

      THIS CERTIFIES that Staples, Inc., a Delaware corporation (the "Holder"), is entitled, at any time during the Warrant Exercise Period (as hereinafter defined), to subscribe for and purchase from PAPEREXCHANGE.COM, INC., a Delaware corporation (including any entity which shall succeed to or assume the obligations of PaperExchange.com, Inc. hereunder, the "Company"), with a principal office at 545 Boylston Street, 8th Floor, Boston, Massachusetts 02116, up to the Applicable Number, as adjusted from time to time, of the Shares (as defined in Section 1 hereof) at an initial purchase price per Share of $11.557373 (such price per Share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price"). The number of such Shares and the Exercise Price are subject to adjustment as provided herein. This Warrant is fully vested on the Issue Date.

      This Warrant is subject to the following terms and conditions:

      Section 1. Definitions. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      Applicable Number shall mean Five Hundred Nineteen Thousand One Hundred Forty-nine (519,149) Shares (as adjusted pursuant to the terms hereof).

      Company shall have the meaning set forth in the first paragraph of this Warrant.

      Common Stock shall mean (i) the Company's Common Stock, $0.001 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses
(i) or (ii) above have been

* Confidential Treatment Requested: material has been omitted and filed separately with the Commission.

converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      Cut Sheet Paper shall have the meaning set forth in Section 2.2 hereof.

      Early Expiration Date shall have the meaning set forth in Section 2.2 hereof.

      Exercise Price shall have the meaning set forth in the first paragraph of this Warrant.

      Fair Market Value shall mean (i) prior to a Qualified Public Offering, the Non-Public Company Fair Market Value, and (ii) after a Qualified Public Offering, the average, for the period of ten (10) Business Days prior to the date of exercise, of the closing prices (if listed on a stock exchange or quoted on the NASDAQ National Market System or any successor thereto), or the average of the closing bid and asked prices (if quoted on NASDAQ or otherwise publicly traded) of the Shares.

      Holder shall have the meaning set forth in the first paragraph of this Warrant.

      Issue Date shall mean March 7, 2000.

      Measuring Period shall have the meaning set forth in Section 2.2.

      Non-Public Company Fair Market Value shall mean, with respect to Shares or Other Securities, the fair market value of such Shares or Other Securities as determined in good faith by the Company's Board of Directors. The Non-Public Company Fair Market Value shall in all cases be calculated by determining the Non-Public Company Fair Market Value of the entire stock and other securities of the Company or of the issuer of any Other Securities taken as a whole, without premium for control or discounts for minority interests or restrictions on transfer and taking into consideration any plans or proposals for any mergers, sales of assets, acquisitions or substantial sales of stock or other securities of the Company by the Company or its stockholders relating to the Company or by any such other issuer.

      Other Securities refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 6 or 7 hereof.

      Person shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

      Purchases shall mean when the Holder takes title to Cut Sheet Paper from the Company (in its capacity as principal and not as agent for seller) by means of a transaction on the Company's Internet web site.

      Qualified Public Offering shall mean an offering to the public of securities of the Company in a firm commitment underwriting providing for gross proceeds to the Company of at least $100,000,000.00.

      Shares shall mean shares of Common Stock.

      Stockholders' Agreement shall mean the Company's Stockholders' Agreement, dated as of February 28, 2000, as in effect on the date hereof and thereafter as amended or restated in compliance with its terms.

      Total Exercise Price shall mean the price obtained by multiplying (a) $11.557373 and (b) the total number of Shares issuable, as of the Issue Date, upon exercise of this Warrant.

      Warrant Exercise Period shall mean the period beginning on March 7, 2015 and ending on the Warrant Expiration Date; provided that if the Holder earns the right to exercise all or a portion of this Warrant early pursuant to Section 2.2, with respect to that portion of the Warrant subject to such early exercise right, the "Warrant Exercise Period" shall mean the period beginning on the first day after the end of the Measuring Period for which such right was earned and shall end on the Early Expiration Date.

      Warrant Expiration Date shall have the meaning set forth in Section 2.3 hereof.

      Warrant Shares shall mean: (i) the Shares as they are provided for as at the date of this Warrant and issuable upon the exercise or conversion of this Warrant or any warrants delivered in substitution or exchange therefor; and (ii) shall include any Other Securities which may become and be issuable upon such exercise or conversion.

      Section 2. Exercise of Warrant.

      2.1. Exercise.

      (a) This Warrant may be exercised by the Holder during the Warrant Exercise Period at any time or from time to time, in whole or in part, by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto duly executed by the Holder, to the Company at its principal office, accompanied by payment in cash by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of Shares for which this Warrant is then being exercised by the Exercise Price then in effect.

      (b) In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares equal (without giving effect to any adjustment therein) to the number of such Shares called for on the face of this Warrant minus the number of such Shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised.

      2.2. Early Exercise Rights. For each measuring period set forth on
Schedule 1 attached hereto (each a "Measuring Period"), the Holder will earn the right to exercise this Warrant for a number of Shares equal to the product of
(i) 3.95 multiplied by (ii) the number of whole tons of cut sheet paper and paper stock for the Holder's advertising and catalogues ("Cut Sheet Paper") that the Holder Purchases through the Company's web site exchange during such

Measuring Period up to the maximum number of whole tons of Cut Sheet Paper set forth on Schedule 1 for such Measuring Period, subject to adjustment as provided in Sections 6 and 7. The rights earned in this Section 2.2 may be exercised during the Warrant Exercise Period for such rights; provided that any right to exercise this Warrant earned pursuant to this Section 2.2 shall terminate on the fifth anniversary of the last day of the Measuring Period for which such right was earned (the "Early Expiration Date") unless exercised in full prior thereto.

      2.3. Expiration. This Warrant shall terminate upon the earlier to occur of
(i) exercise in full, (ii) the Early Expiration Date with respect to, but only with respect to, any Shares for which the right to early exercise was earned pursuant to Section 2.2 and (iii) April 7, 2015 (the "Warrant Expiration Date").

      Section 3. Registration Rights. The Holder understands that (i) this Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the 1933 Act by reason of their issuance in a transaction exempt from the registration requirements of the 1933 Act, (ii) this Warrant and the Shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under the 1933 Act and applicable state securities laws or is exempt from such registration (and, upon request, evidence satisfactory to the Company is provided by the Holder of the availability of such exemptions, including, upon request, the delivery to the Company of opinions of counsel to the Holder, which opinions of counsel are satisfactory to the Company), and (iii) this Warrant and the Shares issuable upon exercise of this Warrant may bear a legend to such effect.

      Section 4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant or any portion thereof. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant or any portion thereof, an amount equal to such fraction multiplied by the then current Fair Market Value of a Warrant Share shall be paid to the Holder in cash by the Company.

      Section 5. Charges, Taxes and Expenses. Issuance of Warrant Shares upon the exercise or conversion of this Warrant or any portion thereof shall be made without charge to the Holder for any issue or transfer taxes or any other incidental expenses in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder; provided, however, that any income taxes or capital gains taxes or similar taxes shall be payable by the Holder.

      Section 6. Adjustment for Reorganization, Consolidation, Merger, Etc.

            6.1. Certain Adjustments. With respect to, but only with respect to, any Shares for which the right to early exercise was earned pursuant to
      Section 2.2, in case at any time or from time to time during the period commencing on the Issue Date and ending on the Early Expiration Date for such Shares (the "Adjustment Period"), the Company shall (a) effect a capital reorganization, reclassification or recapitalization, (b) consolidate with or merge into any other entity, or (c) transfer all or substantially all of its properties or assets to any other entity under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Holder, on the exercise hereof as provided in
      Section 2 hereof at any time after the consummation of such reorganization, reclassification, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Shares (or Other Securities) issuable on such exercise prior to such consummation or effective date, the

      Shares and Other Securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 7 hereof.

            6.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) during the Adjustment Period and referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, reclassification, recapitalization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Shares or Other Securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

      Section 7. Adjustment of Exercise Price and Number of Shares. The Exercise Price and number of Shares issuable upon exercise or conversion hereof shall be subject to adjustment from time to time at any time after the Issue Date as follows:

            7.1. Adjustments for Distributions of Shares or Other Securities, Splits and Combinations. With respect to, but only with respect to, any Shares for which the right to early exercise was earned pursuant to
      Section 2.2, in case at any time or from time to time during the Adjustment Period, the Company shall (a) issue any Shares or Other Securities as a dividend or distribution, or (b) issue any Shares or Other Securities in subdivision of outstanding Shares or Other Securities by reclassification or otherwise, then the then current number and type of Warrant Shares issuable upon exercise or conversion hereof shall be adjusted to a number and type equal to the number and type of Warrant Shares issuable upon exercise immediately prior to such event plus the number and type of Warrant Shares the Holder would have received had the Holder exercised this Warrant immediately prior to such event and received the number and type of Shares issued in connection with such event and the Exercise Price shall be adjusted to an amount equal to the Total Exercise Price (or, if this Warrant has previously been exercised in part, the remaining unpaid portion of the Total Exercise Price) divided by the total number of Warrant Shares issuable upon exercise of this Warrant after giving effect to this adjustment. In case at any time or from time to time the Company shall combine outstanding Shares or Other Securities by reclassification or otherwise, then the then current number and type of Warrant Shares issuable upon exercise or conversion hereof shall be adjusted to a number and type equal to the number and type of Warrant Shares the Holder would have received had the Holder exercised this Warrant immediately prior to such event and received the number and type of Shares issued in connection with such event and the Exercise Price shall be adjusted to an amount equal to the Total Exercise Price (or, if this Warrant has previously been exercised in part, the remaining unpaid portion of the Total Exercise Price) divided by the total number of Warrant Shares issuable upon exercise of this Warrant after giving effect to this adjustment.

            7.2. Record of Holders. In case the Company shall take a record of the holders of its Shares for the purpose of entitling them (a) to receive a dividend or other distribution payable in Shares or Other Securities, or
      (b) to subscribe for or purchase Shares or Other Securities, then such record date shall be deemed to be the date of the issue or sale of the Shares or Other Securities deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the issue of such right of subscription or purchase, as the case may be.

      Section 8. No Dilution. The Company will not, by amendment of its Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares on the exercise of the Warrant from time to time, and (b) will not transfer all or substantially all of its properties and assets to any other entity, or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company, unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

      Section 9. Accountants' Certificate as to Adjustments. In the case of each event that may require any adjustment or readjustment in the Warrant Shares issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (a) the number of shares of each class of the Company's Common Stock then outstanding on a fully diluted basis, and (b) the number of shares of each class of Warrant Shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 6 or Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

      Section 10. Notices of Record Date. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock or other securities of any class or property, or to receive any other right; or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, in each such event occurring during the Adjustment Period, the Company will mail or cause to be mailed to the Holder, no later than three days prior to such event, a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or Other Securities) shall be entitled to exchange their Shares (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up.

      Section 11. Reservation of Shares Issuable on Exercise of Warrant. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate action in connection with the prospective exercise of the Warrant. The Company represents and warrants that the issuance of the Warrant or the Warrant Shares will not require any further action by the stockholders of the Company, will not be subject to pre-emptive rights in any present or future stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Shares, when issued upon exercise of the Warrant in accordance with their terms or upon such conversion, will be duly authorized, fully paid and non-assessable and will be free and clear of any liens or encumbrances; provided, however, that the Shares shall be subject to restrictions on transfer under state and/or federal securities laws and pursuant to the terms of the Stockholders' Agreement.

      Section 12. No Rights or Responsibilities as Stockholder. This Warrant neither entitles the Holder to any rights, nor subjects the Holder to any responsibilities, as a stockholder of the Company.

      Section 13. Exchange. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said registered holder at the time of such surrender.

      Section 14. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which may be the unsecured agreement of the Holder to indemnify the Company for any loss on account thereof), and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant.

      Section 15. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      Section 16. Transfer of Warrant. Neither this Warrant nor the rights hereunder are transferable by the Holder; provided that the Holder may transfer this Warrant to a direct or indirect subsidiary owned 80% or more (with respect to both voting and economic interests) by the Holder.

      Section 17. Amendments and Waivers. Any term of this Warrant may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon the Company and the Holder.

      Section 18. Communications and Notices. All communications and notices hereunder must be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telecopier, and, if to the Company, shall be addressed to it at the address set forth on the first page hereof, or at such other address as the Company may hereafter designate in writing by notice to the registered Holder, and, if to such registered Holder, addressed to such Holder at the address of such Holder as shown on the books of the Company.

      Section 19. Sundays, Holidays, etc. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday or a Saturday or shall be a legal holiday or a day on which banking institutions in Boston, Massachusetts are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in Boston, Massachusetts are authorized or required by law to remain closed.

      Section 20. Miscellaneous.

      (a) THIS WARRANT SHALL BE BINDING UPON THE COMPANY'S SUCCESSORS AND ASSIGNS. THIS WARRANT SHALL CONSTITUTE A CONTRACT UNDER SEAL AND, FOR ALL PURPOSES, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

      (b) For all purposes of this Warrant, the Holder shall be bound by all of the terms and conditions contained in, and entitled to all of the benefits of, this Warrant.

      IN WITNESS WHEREOF, PAPEREXCHANGE.COM, INC. has caused this PARTICIPATION WARRANT to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers.

                                          The Company:

Dated as of:                              PAPEREXCHANGE.COM, INC.

March 7, 2000

                                          By: /s/ Duane DeSisto
                                              ----------------------------------
                                          Name: Duane DeSisto
                                                --------------------------------
                                          Title: Chief Financial Officer
                                                 -------------------------------

Attest:

-------------------------

                                                                      Schedule 1

                          MEASURING PERIODS AND TONNAGE

--------------------------------------------------------------------------------
                                                    Maximum Whole
                                                       Tons of
           Measuring Period                        Cut Sheet Paper
--------------------------------------------------------------------------------
April 1, 2000 through June 30, 2000                      *****
--------------------------------------------------------------------------------
July 1, 2000 through September 30, 2000                  *****
--------------------------------------------------------------------------------
October 1, 2000 through December 31, 2000                *****
--------------------------------------------------------------------------------
January 1, 2001 through March 31, 2001                   *****
--------------------------------------------------------------------------------
April 1, 2001 through June 30, 2001                      *****
--------------------------------------------------------------------------------
July 1, 2001 through September 30, 2001                  *****
--------------------------------------------------------------------------------
October 1, 2001 through December 31, 2001                *****
--------------------------------------------------------------------------------
January 1, 2002 through March 31, 2002                   *****
--------------------------------------------------------------------------------
                                           TOTAL:        *****
--------------------------------------------------------------------------------

* Confidential Treatment Requested: material has been omitted and filed separately with the Commission.

                                                                       Exhibit A

                              FORM OF SUBSCRIPTION

(To be signed only on exercise of Participation Warrant)

TO: PAPEREXHANGE.COM, INC.

      The undersigned, the registered Holder of the within Participation Warrant of PaperExhange.com, Inc., hereby irrevocably elects to exercise this Participation Warrant for, and to purchase thereunder, _____* Shares of PaperExchange.com, Inc. and the undersigned herewith makes payment of $_______ therefor.


Dated:
      ------------------                ----------------------------------------
                                        (Signature must conform in all
                                        respects to name of registered
                                        holder as specified on the face
                                        of the Warrant)


                                        ------------------------------
                                        (Address)

Signed in the presence of:



--------------------------

----------

      *Insert here the number of shares (all or part of the number of shares called for in the Participation Warrant) as to which the Participation Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Participation Warrant, may be deliverable on exercise.